Supplement to the
Fidelity® Export and Multinational Fund
October 31, 2001
Prospectus

Shareholder Meeting. On or about September 18, 2002, a meeting of the shareholders of Fidelity® Export and Multinational Fund will be held to vote on various proposals. Shareholders of record on July 22, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the biographical information for Douglas Chase found in the "Fund Management" section on page 16.

Tim Cohen is manager of Export and Multinational Fund, which he has managed since February 2002. He also manages other Fidelity funds. Since joining Fidelity in 1996, Mr. Cohen has worked as a research analyst and portfolio manager.

EXF-02-02 July 22, 2002
1.734045.109

Supplement to the
Spartan® Maryland Municipal Income Fund
October 31, 2001
Prospectus

Shareholder Meeting. On or about September 18, 2002, a meeting of the shareholders of Spartan® Maryland Municipal Income Fund will be held to vote on various proposals. Shareholders of record on July 22, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the biographical information for George Fischer found in the "Fund Management" section on page 18.

Mark Sommer is manager of Spartan Maryland Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1992, Mr. Sommer has worked as an analyst and manager.

SMD-02-02 July 22, 2002
1.468178.107

Supplement to
Fidelity's Arizona Municipal Funds
October 31, 2001
Prospectus

Shareholder Meeting. On or about September 18, 2002, a meeting of the shareholders of Spartan® Arizona Municipal Income Fund will be held to vote on various proposals. Shareholders of record on July 22, 2002 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

Shareholder Meeting. On July 17, 2002, a meeting of the shareholders of Fidelity Arizona Municipal Money Market Fund (formerly Spartan Arizona Municipal Money Market Fund) was held to vote on various proposals, including modifications to the fund's management contract. This meeting has been adjourned until August 15, 2002. Shareholders of record on May 20, 2002 are entitled to vote at the meeting.

The proposed management contract modifications for Fidelity Arizona Municipal Money Market Fund include a proposal to modify the list of enumerated expenses borne directly by the fund under its present management contract to include annual premiums payable on or after January 1, 2004, if any, for insurance coverage provided by a captive mutual insurance company. The proposed management contract modifications also include a proposal to allow Fidelity Management & Research Company and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the similar information found in the first two paragraphs under the heading "Principal Investment Risks" on page 10.

Many factors affect each fund's performance. Because FMR concentrates each fund's investments in Arizona, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

The money market fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

AZI/SPZ-02-02 July 22, 2002
1.713591.109